UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 23, 2020

____________________________

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

227 W. Valley Blvd. #208A, San Gabriel, CA		91776
(Address of principal executive offices)		(Zip Code)

(626) 589-2468

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfying the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: None

☐       Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 7. REGULATION FD DISCLOSURE

On July 22, 2020, ChineseInvestors.com, Inc., an Indiana corporation, (the "Company") filed with United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”) its Monthly Operating Report for the period from June 18, 2020 to June 30, 2020 (the "Operating Report"). Exhibit 99.1 to this Current Report on Form 8-K contains the material portions of the Operating Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Material portions of the monthly operating report dated July 22, 2020

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Operating Report, which contains unaudited information and is in a format prescribed by the applicable bankruptcy law. The Operating Report is not prepared in accordance with generally accepted accounting principles ("GAAP") and may not accurately reflect the condition of the Company on a GAAP basis. The Operating Report is not presented on a consolidated basis and therefore does not present the consolidated results of the Company and its subsidiaries. The Company has provided the summary portions of the Operating Report without the detailed exhibits filed with the Bankruptcy Court in order to exclude information identifying the Company’s customers and vendors. Additionally, the Company notes that certain corporate costs are paid for by the parent company for the benefit of its subsidiaries. The Operating Report may be subject to revision. The Operating Report also contains information for periods shorter and otherwise different from those contained in the Company's reports pursuant to the Exchange Act.

Additionally, readers are reminded that on June 18, 2020, the Company filed a voluntary petition for Chapter 11 bankruptcy protection under the Bankruptcy Code. This case is being administered under case number 2:20-bk-15501-ER.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 23, 2020

ChineseInvestors.com, Inc.

By: /s/ Wei Wang

Name: Wei Wang

Title: Chief Executive Officer

 By: /s/ King Fai Leung____________________

Name: King Fai Leung

Title: Chief Financial Officer